Joint Filer Information

Name:  Magellan Midstream Management, LLC

Address:  One Williams Center

  Tulsa, Oklahoma 74172

Designated Filer:  Magellan Midstream Holdings, L.P.

Issuer & Ticker Symbol: Magellan Midstream Partners, L.P. (MMP)

Date of Event Requiring Statement: 06/06/2005

Name:  Riverstone Holdings LLC

Address:  1 Greenwich Office Park

  Greenwich, Connecticut 06831

Designated Filer:  Magellan Midstream Holdings, L.P.

Issuer & Ticker Symbol: Magellan Midstream Partners, L.P. (MMP)

Date of Event Requiring Statement: 06/06/2005

Name:  Carlyle/Riverstone MLP Holdings, L.P.

Name:  Carlyle/Riverstone Energy Partners II, L.P.

Name:  C/R Energy GP II, LLC

Address:  c/o The Carlyle Group

  1001 Pennsylvania Avenue, N.W.

  Suite 220 South

  Washington, D.C. 20004-2505

Designated Filer:  Magellan Midstream Holdings, L.P.

Issuer & Ticker Symbol: Magellan Midstream Partners, L.P. (MMP)

Date of Event Requiring Statement: 06/06/2005

Name:  Madison Dearborn Capital Partners IV, L.P.

Name:  Madison Dearborn Partners IV, L.P.

Name:  Madison Dearborn Partners, L.L.C.

Address:  Three First National Plaza

  Suite 3800

  Chicago, Illinois 60602

Designated Filer:  Magellan Midstream Holdings, L.P.

Issuer & Ticker Symbol: Magellan Midstream Partners, L.P. (MMP)

Date of Event Requiring Statement: 06/06/2005

Signatures of Reporting Persons

MAGELLAN MIDSTREAM MANAGEMENT, LLC

By: /s/ John D. Chandler   Date: 06/08/2005

Name:  John D. Chandler

Title:  Chief Financial Officer

CARLYLE/RIVERSTONE MLP PARTNERS, L.P.

By: Carlyle/Riverstone Energy Partners II, L.P.

Its:  General Partner

By: C/R Energy GP II, LLC

Its:  General Partner

By: /s/ N. John Lancaster, Jr.  Date: 06/08/2005

Name:  N. John Lancaster, Jr.

Title:  Managing Director

CARLYLE/RIVERSTONE ENERGY PARTNERS II, L.P.

By: C/R Energy GP II, LLC

Its:  General Partner

By: /s/ N. John Lancaster, Jr.  Date: 06/08/2005

Name:  N. John Lancaster, Jr.

Title: Managing Director

C/R ENERGY GP II, LLC

By: /s/ N. John Lancaster, Jr.  Date: 06/08/2005

Name:  N. John Lancaster, Jr.

Title: Managing Director

RIVERSTONE HOLDINGS, LLC

By: /s/ N. John Lancaster, Jr.  Date: 06/08/2005

Name:  N. John Lancaster, Jr.

Title: Managing Director

MADISON DEARBORN CAPITAL PARTNERS IV, L.P.

By: Madison Dearborn Partners IV, L.P.

Its:   General Partner

By: Madison Dearborn Partners, L.L.C.

Its:  General Partner

By: /s/ Thomas S. Souleles   Date: 06/08/2005

Name:  Thomas S. Souleles

Title: Managing Director

MADISON DEARBORN PARTNERS IV, L.P.

By: Madison Dearborn Partners, L.L.C.

Its:   General Partner

By: /s/ Thomas S. Souleles   Date: 06/08/2005

Name:  Thomas S. Souleles

Title: Managing Director

MADISON DEARBORN PARTNERS, L.L.C.

By: /s/ Thomas S. Souleles   Date: 06/08/2005

Name:  Thomas S. Souleles

Title: Managing Director